UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 12, 2017

__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation	(Commission File No.)	(I.R.S. Employer Identification No.)

2525 N. Stemmons Freeway, Dallas, Texas		75207-2401
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	214-631-4420
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On December 12, 2017, Trinity Industries, Inc. (“Trinity” or the “Company”) posted in the Investor Relations section of the Company’s website at www.trin.net an informational presentation ("Informational Presentation") and a frequently asked questions and answers document (“Investor FAQ”) designed for investors to learn more about the spin-off of the Company’s infrastructure-related businesses (as further described in Item 8.01, and incorporated herein by reference). A copy of the Informational Presentation and Investor FAQ are furnished as Exhibit 99.2 and Exhibit 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The information set forth in this Item 7.01 and in the Informational Presentation, attached hereto as Exhibit 99.2, and the Investor FAQ, attached hereto as Exhibit 99.3, is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Item 7.01, including Exhibit 99.2 and Exhibit 99.3, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On December 12, 2017, the Company issued a press release announcing its intention to pursue a plan to spin-off the Company’s infrastructure-related businesses to Trinity shareholders. The spin-off is planned as a tax-free spin-off transaction to the Company's shareholders for U.S. federal income tax purposes and is expected to be completed in the second half of 2018. Completion of the spin-off is subject to customary conditions described further in the press release attached hereto as Exhibit 99.1.

The Company also announced that its Board of Directors has authorized a share repurchase program for up to $500,000,000.00 of the Company’s common stock effective January 1, 2018 through December 31, 2019. The Company also declared its quarterly dividend to be $0.13 cents per share on its $0.01 par value common stock. The quarterly cash dividend is payable January 31, 2018 to stockholders of record on January 12, 2018.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) - (c) Not applicable.
(d) Exhibits:
Exhibit No. / Description
99.1    Press Release of the Company dated December 12, 2017.
99.2    Informational Presentation
99.3    Investor FAQ

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

December 12, 2017	By:	/s/ James E. Perry
Name: James E. Perry
Title: Senior Vice President and Chief Financial Officer